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                      SMITH BARNEY INVESTMENT FUNDS INC.
                               on behalf of the
                    SMITH BARNEY GOVERNMENT SECURITIES FUND
                                 (the "fund")

                        Supplement dated July 12, 2002
                      to Prospectus dated April 30, 2002

The following information replaces the portfolio management information set forth under the section "Management."

   Mark Lindbloom and Francis Mustaro are responsible for the day-to-day management of the fund's portfolio. Both individuals are investment officers of the manager. Mr. Lindbloom is a managing director of Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of the manager. Mr. Mustaro is a director of SBAM.

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